EXHIBIT 99.1

Zomedica Appoints Dr. Pamela Nichols, DVM to Board of Directors

ANN ARBOR, MI / ACCESSWIRE / August 23, 2022 / Zomedica Corp. (NYSE American:ZOM) ('Zomedica' or the 'Company'), a veterinary health company offering diagnostic and therapeutic products for companion animals, today announced that Pamela Nichols, DVM has been appointed to its Board of Directors and joining the Audit and Governance committees.

Dr. Nichols is the founder of six successful veterinary hospitals and dog boarding/daycare facilities. Her newest hospital is Animal Care Daybreak in South Jordan Utah, which opened in October of 2019. She earned her doctorate in veterinary medicine at Colorado State University in 1996 and her Canine Rehabilitation Practitioner (CCRP) certification in 2004. She has practiced both general medicine and rehabilitation ever since, and recently added acupuncture to her qualifications. Additionally, she is a past president of the American Animal Hospital Association (AAHA) (2020-2021).

“We all are very pleased to be joined by a veterinarian with Dr. Nichol’s broad and deep experience and leadership within the veterinary community, commented Zomedica Chairman of the Board, Jeff Rowe. “She will be an excellent addition to our Board. I look forward to working with her on a wide variety of projects as Zomedica progresses.”

Dr. Nichols is an instrument rated commercial pilot and flight instructor. She enjoys coaching both individuals and veterinary teams around the country to find the joy in veterinary medicine again. Dr. Nichols is fluent in Spanish, conversant in Italian and is learning to speak French. As an industry leader, Dr. Nichols believes that resilience, lifelong learning, and positivity are the qualities that most define success.

“I am a lifelong learner and love all aspects of veterinary medicine.” Said Dr. Nichols. “I believe in making a difference for people and pets and believe that we must stay ahead of the learning curve to stay relevant. My skills as a coach allow me to impact teams in a meaningful and measurable way, and I look forward to working with the Zomedica team to keep the needs of Veterinarians, and the animals they care for, front and center in the Company’s activities.”

Larry Heaton, Zomedica’s Chief Executive Officer, added, “We are delighted to welcome Dr. Nichols to our Board of Directors. As both a successful practicing veterinarian and the immediate Past-President of AAHA, she has tremendous firsthand knowledge of the needs and challenges of the Veterinarians we are serving. Her insights will be invaluable to our efforts to bring relevant innovative technology to them that improve the quality of care for pets and the economics of their practices.”

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About Zomedica

Based in Ann Arbor, Michigan, Zomedica (NYSE American: ZOM) is a veterinary health company creating products for companion animals by focusing on the unmet needs of clinical veterinarians. Zomedica's product portfolio includes innovative diagnostics and medical devices that emphasize patient health and practice health. It is Zomedica's mission to provide veterinarians the opportunity to increase productivity and grow revenue while better serving the animals in their care. For more information, visit www.ZOMEDICA.com.

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Reader Advisory

Except for statements of historical fact, this news release contains certain "forward-looking information" or "forward-looking statements" (collectively, "forward-looking information") within the meaning of applicable securities law. Forward-looking information is frequently characterized by words such as "plan", "expect", "project", "intend", "believe", "anticipate", "estimate" and other similar words, or statements that certain events or conditions "may" or "will" occur and include statements relating to our expectations regarding future results. Although we believe that the expectations reflected in the forward-looking information are reasonable, there can be no assurance that such expectations will prove to be correct. We cannot guarantee future results, performance or achievements. Consequently, there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking information.

Forward-looking information is based on the opinions and estimates of management at the date the statements are made, including assumptions with respect to the ability to transition the Revo assets to Zomedica's facility, American economic growth, demand for the Company's products, the Company's ability to produce and sell its products, our ability to successfully integrate and operate the Revo business, the sufficiency of our budgeted capital and operating expenditures, the cost, adequacy and availability of supplies required for our operations, the satisfaction by our strategic partners of their obligations under our commercial agreements, our ability to realize upon our business plans and cost control efforts and the impact of COVID-19 on our business, results, and financial condition.

Our forward-looking information is subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking information. Some of the risks and other factors that could cause the results to differ materially from those expressed in the forward-looking information include, but are not limited to: uncertainty as to whether our strategies and business plans will yield the expected benefits; uncertainty as to the timing and results of development work and verification and validation studies; uncertainty as to the timing and results of commercialization efforts, as well as the cost of commercialization efforts, including the cost to develop an internal sales force and manage our growth; uncertainty as to our ability to successfully integrate and operate the Revo business, uncertainty as to our ability to supply equipment and assays in response to customer demand; uncertainty regarding the cost, adequacy and availability of supplies required for our operations; uncertainty as to the likelihood and timing of any required regulatory approvals, and the availability and cost of capital; the ability to identify and develop and achieve commercial success for new products and technologies; veterinary acceptance of our products; competition from related products; the level of expenditures necessary to maintain and improve the quality of products and services; changes in technology and changes in laws and regulations; our ability to secure and maintain strategic relationships; performance by our strategic partners of their obligations under our commercial agreements, including product manufacturing obligations: risks pertaining to permits and licensing, intellectual property infringement risks, risks relating to any required clinical trials and regulatory approvals, risks relating to the safety and efficacy of our products, the use of our products, intellectual property protection, risks related to the COVID-19 pandemic and its impact upon our business operations generally, including our ability to develop and commercialize our products, and the other risk factors disclosed in our filings with the SEC and under our profile on SEDAR at www.sedar.com. Readers are cautioned that this list of risk factors should not be construed as exhaustive.

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The forward-looking information contained in this news release is expressly qualified by this cautionary statement. We undertake no duty to update any of the forward-looking information to conform such information to actual results or to changes in our expectations except as otherwise required by applicable securities legislation. Readers are cautioned not to place undue reliance on forward-looking information.

Investor Relations Contact:

PCG Advisory Group

Kirin Smith, President ksmith@pcgadvisory.com

+1.646.823.8656

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